Trade and other receivables	12 Months Ended
Dec. 31, 2019
Trade And Other Receivables [Abstract]
Trade and other receivables

13 Trade and other receivables

	2019 £m	2018 £m

Trade receivables	3,369	2,868

Loans and other receivables	629	1,082

Prepayments and accrued income	343	323

	4,341	4,273

Current	4,093	3,588

Non-current	248	685

	4,341	4,273

The majority of receivables are held in order to collect contractual cash flows, in accordance with the Group’s business model for managing financial assets, and hence are measured at amortised cost. In certain countries, however, the Group has entered into factoring arrangements and periodically sells certain trade receivables to banks and other financial institutions, without recourse, for cash. These trade receivables have been derecognised from the statement of financial position to reflect the transfer by the Group of substantially all of the risks and rewards of the receivables, including credit risk. Consequently, the cash inflows have been recognised within operating cash flows. Typically in these arrangements, the Group also acts as a collection agent for the bank. At 31 December, the value of trade receivables derecognised through the factoring arrangements where the Group acts as a collection agent was £572 million (2018: £428 million) and where the Group does not act as a collection agent was £26 million (2018: £40 million). Included in trade receivables above is £295 million (2018: £270 million) of trade debtor balances which were available for factoring under these arrangements.

Included in loans and other receivables are £110 million of litigation related deposits (2018: £553 million). Management has determined that these payments represent a resource controlled by the entity as a result of past events and from which future economic benefits are expected to flow to the entity either by being recoverable on conclusion of ongoing appeal processes or by reducing amounts payable on recognition of liabilities which have yet to be determined should the appeal process fail. These deposits are held at the fair value of consideration transferred less impairment, if applicable, and have not been discounted.

Prepayments and accrued income include £5 million (2018: £6 million) of accrued income in relation to rebates.

On 1 March 2019, the Quebec Court of Appeal in Montreal upheld the Superior Court’s decision of May 2015 (reducing ITCAN’s share of the judgment due to a change in interest computation to a maximum of CAD$9.2 billion). The Court of Appeal also upheld the previously stated requirements for the defendants to deposit CAD$1.1 billion into an escrow account. The Board of Directors of ITCAN reassessed the recoverability of the litigation related deposit and, accordingly, the Group recognised a charge against the income statement of £436 million in the period, reflecting the amount of the judgment that is considered to be probable and estimable in line with IAS 37 Provisions, Contingent Liabilities and Contingent Assets.  Consequently, the deposit which was shown as receivable at 31 December 2018 has been utilised against management’s best estimate of the liability. Further details are provided in note 27.

Amounts receivable from related parties including associated undertakings are shown in note 26.

Trade and other receivables have been reported in the balance sheet net of allowances as follows:

	2019 £m	2018 £m

Trade receivables - gross	3,396	2,898

Trade receivables - allowance	(27)	(30)

Loans and other receivables - gross	639	1,092

Loans and other receivables - allowance	(10)	(10)

Prepayments and accrued income	343	323

Net trade and other receivables per balance sheet	4,341	4,273

The movements in the allowance account are as follows:

			2019			2018
	Trade receivables	Loans and other receivables	Total	Trade receivables	Loans and other receivables	Total
	£m	£m	£m	£m	£m	£m

1 January	30	10	40	39	46	85

Accounting policy change (IFRS 9) (notes 1 and 30)	-	-	-	37	8	45

Revised 1 January	30	10	40	76	54	130

Differences on exchange	(2)		(2)	2	-	2

Provided in the year	24		24	16	10	26

Released	(25)		(25)	(64)	(54)	(118)

31 December	27	10	37	30	10	40

As permitted by IFRS 9, the loss allowance on trade receivables arising from the recognition of revenue under IFRS 15 is initially measured at an amount equal to lifetime expected losses. Allowances in respect of loans and other receivables are initially recognised at an amount equal to 12-month expected credit losses. Allowances are measured at an amount equal to the lifetime expected credit losses where the credit risk on the receivables increases significantly after initial recognition.

Prior to the adoption of IFRS 9 on 1 January 2018, loans and receivables were stated net of allowances for estimated irrecoverable amounts due to the identification of a loss event (the incurred loss method).

The Group holds bank guarantees, other guarantees and credit insurance in respect of some of the past due debtor balances.

Trade and other receivables are predominantly denominated in the functional currencies of subsidiary undertakings apart from the following: US dollar: 4.2% (2018: 3.5%), UK sterling: 0.2% (2018: 4.2%), Euro: 1.1% (2018: 1.6%) and other currencies: 11.2% (2018: 6.6%).

There is no material difference between the above amounts for trade and other receivables and their fair value due to the short-term duration of the majority of trade and other receivables as determined using discounted cash flow analysis. There is no concentration of credit risk with respect to trade receivables as the Group has a large number of internationally dispersed customers.